Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

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In re	:	Chapter 11 Case No.
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:
MOTORS LIQUIDATION COMPANY, et al.,	:	09-50026 (REG)
f/k/a General Motors Corp., et al.	:
:
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Debtors.	:	(Jointly Administered)
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:
X

MONTHLY OPERATING REPORT FOR THE MONTH
ENDED DECEMBER 31, 2009

DEBTORS’ ADDRESS:        500 Renaissance Drive, Suite 1400, Detroit, MI  48243

I declare under penalty of perjury (28 U.S.C Section 1746) that the report and the attached documents are true and accurate to the best of my knowledge and belief.

/s/ James Selzer
James Selzer
Vice President and Treasurer

DATE:	February 10, 2010

Case No.:  09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2009
LISTING OF DEBTORS

Debtor Name:	Case Number:

Motors Liquidation Company	09-50026
MLCS, LLC	09-50027
MLCS Distribution Corporation	09-50028
MLC of Harlem, Inc.	09-13558
Remediation and Liability Management Company, Inc.	09-50029
Environmental Corporate Remediation Company, Inc.	09-50030

Case No.:  09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL. MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2009 INDEX TO CONDENSED COMBINED FINANCIAL STATEMENTS AND SCHEDULES

		Page

Financial Statements:

Condensed Combined Debtors-In-Possession Statements of Operations for the month ended December 31, 2009 and the period July 10, 2009 through December 31, 2009		4
Condensed Combined Debtors-In-Possession Statement of Net Assets as of December 31, 2009		5
Condensed Combined Debtors-In-Possession Statements of Cash Flows for the month ended December 31, 2009 and the period July 10, 2009 through December 31, 2009		6

Notes to Monthly Operating Report:

Note 1	Reorganization Proceedings	7
Note 2	Basis of Presentation	9
Note 3	DIP Financing	11
Note 4	Liabilities Subject to Compromise	12
Note 5	Reorganization Items	13
Note 6	Post-petition Accounts Payable	13

Schedules:

Schedule 1	Summary of Monthly Disbursements for the month ended December 31, 2009	14
Schedule 2	Payments to Insiders	15
Schedule 3	Professional Fees Paid	16
Schedule 4	Retainers Paid to Professionals	17
Schedule 5	Status of Post-Petition Taxes Paid	18
Schedule 6	Debtor Questionnaire	19

Condensed Combining Debtors-In-Possession Statement of Operations for the month ended December 31, 2009		20
Condensed Combining Debtors-In-Possession Statement of Operations for the period July 10, 2009 through December 31, 2009		21
Condensed Combining Debtor-In-Possession Statement of Net Assets as of December 31, 2009		22

Case No.:  09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2009
CONDENSED COMBINED DEBTORS-IN-POSSESSION STATEMENTS OF OPERATIONS
(Unaudited in thousands of U.S. Dollars)

	Month Ended December 31, 2009	July 10, 2009 - December 31, 2009

Rental income	$1,613	$11,171

Selling, administrative and other expenses	2,887	111,786

Operating loss	(1,274)	(100,615)

Interest expense	5,159	28,769
Interest income	(370)	(1,748)

Loss before reorganization items and income taxes	(6,063)	(127,636)

Reorganization items (gain) / loss	(25,671)	(1,456,949)

Income before income taxes	19,608	1,329,313

Income taxes	-	-

Net income	$19,608	$1,329,313

See accompanying notes to condensed combined financial statements

Case No.:  09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR MONTH ENDED DECEMBER 31, 2009
CONDENSED COMBINED DEBTORS-IN-POSSESSION STATEMENT OF NET ASSETS
(Unaudited in thousands of U.S. Dollars)

December 31, 2009
Assets:

Cash and cash equivalents	$1,001,024
Prepaid expenses	4,398
Other current assets	26,411

Total current assets	1,031,833

Property, plant and equipment
Land and building	81,479
Machinery and equipment	47,438

Total property, plant and equipment	128,917

Investment in GMC	-
Investments in subsidiaries	330
Restricted cash	89,600

Total assets	$1,250,680

Liabilities:

Debtor-in-possession financing	$1,198,775
Accounts payable	6,278
Due to GM LLC	1,091
Accrued payroll and employee benefits	572
Accrued sales, use and other taxes	895
Accrued professional fees	32,147
Other accrued liabilities	6,798

Total current liabilities	1,246,556

Liabilities subject to compromise	32,132,812

Total liabilities	33,379,368
Net assets (liabilities)	$(32,128,688)

See accompanying notes to condensed combined financial statements

Case No.:  09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2009
CONDENSED COMBINED DEBTORS-IN-POSSESSION STATEMENTS OF CASH FLOWS
(Unaudited in thousands of U.S. Dollars)

	Month Ended December 31, 2009	July 10, 2009 - December 31, 2009

Cash flows from operating activities:

Net income	$19,608	$1,329,313
Adjustments to reconcile net income to net cash provided by (used in) operating activities:

Non cash interest expense	5,159	28,769
Reorganization items (gain) / loss	(25,671)	(1,456,949)
Reorganization related payments	(11,687)	(86,758)

Changes in assets and liabilities that provided (used) cash:

Due from affiliates	332	314
Prepaid expenses	416	(4,398)
Other current assets	-	300
Accounts payable	2,218	6,200
Due to GM LLC	(2,623)	(320)
Accrued payroll and employee benefits	(34,897)	409
Accrued sales, use and other taxes	895	895
Other accrued liabilities	51	1,400

Net cash used in operating activities	(46,199)	(180,825)

Cash flows from investing activities:

Proceeds from disposal of assets	173	1,364
Proceeds from sale and disolution of subsidiaries	14,239	17,169
Changes in restricted cash	-	(7,300)

Net cash provided by (used in) investing activities	14,412	11,233

Decrease in cash and cash equivalents	(31,787)	(169,592)
Cash and cash equivalents at beginning of period	1,032,811	1,170,616

Cash and cash equivalents at end of period	$1,001,024	$1,001,024

See accompanying notes to condensed combined financial statements

Case No.:  09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2009
NOTES TO MONTHLY OPERATING REPORT

Note 1 – Reorganization Proceedings

On June 1, 2009 (the “Commencement Date”), Motors Liquidation Company (f/k/a General Motors Corporation) (“MLC”) and three of its affiliates, MLCS, LLC (f/k/a Saturn Corporation) (“MLCS”), MLCS Distribution Corporation (f/k/a Saturn Distribution Company) (“MLCS Distribution”), and MLC of Harlem, Inc. (f/k/a Chevrolet-Saturn of Harlem Inc.) (“MLCS Harlem” and collectively with MLC, MLCS, and MLCS Distribution, the “First Filed Debtors”) commenced cases under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

On October 9, 2009, two additional debtors, Remediation and Liability Management Company, Inc. (“REALM”) and Environmental Corporate Remediation Company, Inc. (“ENCORE”) (together, the “Second Filed Debtors”, and collectively with the First Filed Debtors, the "Debtors")  commenced cases jointly administered with the cases of the First Filed Debtors.  The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.  The Debtors’ chapter 11 cases are being jointly administered for procedural purposes only under case number 09-50026 (REG) pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure.  As described below in more detail, on July 10, 2009, each of the First Filed Debtors sold substantially all of its assets to General Motors Company, now known as General Motors, LLC (“New GM”), an entity formed by the United States Treasury (the “GM Asset Sale”).

A description of each of the Debtors is set forth below:

·
Motors Liquidation Company – MLC, a Delaware corporation, historically was the primary operating company of the Debtors, although certain operations were conducted through direct and indirect subsidiaries.  As such, MLC now owns most of the assets, liabilities and contracts that were retained by the Debtors following the GM Asset Sale.

·	MLCS, LLC – MLCS, a Delaware corporation and a direct subsidiary of MLC, was formed in 1985 to develop, manufacture, and market a line of passenger cars under the “Saturn” brand.

·
MLCS Distribution Corporation – MLCS Distribution, a Delaware corporation and a direct subsidiary of MLCS, was formed in 1987 to distribute automobiles produced by MLCS and was the primary contracting entity with the Saturn retailer network.

·	MLC of Harlem, Inc. – MLC Harlem, a Delaware corporation and a direct subsidiary of MLC, was formed in 2004 to operate an automobile dealership in New York, New York.

Case No.:  09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2009
NOTES TO MONTHLY OPERATING REPORT

·
Remediation and Liability Management Company, Inc. – REALM, a Michigan corporation and a direct subsidiary of MLC, was formed in 1984 to manage environmental remediation liabilities, including assessing, investigating, and discharging environmental liabilities associated with domestic and international properties affiliated with MLC.

·
Environmental Corporate Remediation Company, Inc. – ENCORE, a Delaware corporation and a direct subsidiary of MLC, was formed in 1989 to manage environmental remediation liabilities, including assessing, investigating, and discharging environmental liabilities associated with domestic and international properties affiliated with MLC.

On July 10, 2009 (the “Closing Date”), each of the First Filed Debtors consummated a sale of substantially all of its assets (the GM Asset Sale) to New GM pursuant to (i) that certain Amended and Restated Master Sale and Purchase Agreement (the “MSPA”), dated June 26, 2009, among the First Filed Debtors and New GM and (ii) an order of the Bankruptcy Court, dated July 5, 2009 (Docket Number 2968) (the “Sale Order”).

The purchase price paid by New GM for the First Filed Debtors’ assets equaled the sum of (i) a credit bid of certain amounts outstanding under MLC’s prepetition credit agreement with the U.S. Treasury and MLC’s debtor-in-possession financing facility (the “DIP Facility”), (ii) the U.S. Treasury’s return of warrants previously issued to the U.S. Treasury by MLC, (iii) the issuance by New GM to MLC of (a) 50,000,000 shares (10%) of New GM’s common stock and (b) warrants to acquire newly issued shares of New GM common stock initially exercisable for a total of 90,909,090 shares of New GM’s common stock (15% of New GM’s common stock on a fully diluted basis) on the respective terms specified therein, and (iv) the assumption by New GM or its designated subsidiaries of certain specified liabilities of the First Filed Debtors.  The MSPA also provides that in the event that the estimated aggregate general unsecured claims against the Debtors, as determined by the Bankruptcy Court upon the request of MLC, exceeds $35 billion, New GM is required to issue, as an adjustment to the purchase price, up to approximately an additional 2% of its common stock (the “Adjustment Shares” and collectively with the New GM common stock and warrants (and any securities received in respect thereof) set forth in (iii), the “New GM Equity Interests”) to MLC, based on the extent to which such claims exceed $35 billion, with the full amount of the Adjustment Shares being payable if such excess amount is greater than or equal to $7 billion.

On October 19, 2009, New GM completed a holding company reorganization pursuant to which all of the outstanding shares of common stock and preferred stock of New GM were exchanged on a one-for-one basis for shares of common stock and preferred stock of a newly organized Delaware corporation (“New GM HoldCo”) that now bears the name General Motors Company.  As such, the New GM Equity Interests now represent equity interests in New GM HoldCo.

The value of the New GM Equity Interests is undetermined as of the date of this Monthly Operating Report.

Case No.:  09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2009
NOTES TO MONTHLY OPERATING REPORT

Note 2 – Basis of Presentation

General

This Monthly Operating Report has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Debtors’ chapter 11 cases and is in a format acceptable to the Office of the United States Trustee for the Southern District of New York.  The financial information contained herein is preliminary and unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and therefore may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items.

The condensed combined statements of operations presented in this Monthly Operating Report are for the month ended December 31, 2009 and for the period July 10, 2009 through December 31, 2009.  The condensed combined statement of net assets is presented as of December 31, 2009.  The condensed combined statements of cash flows presented are for the month ended December 31, 2009 and for the period July 10, 2009 through December 31, 2009.

These condensed combined financial statements included herein include normal recurring adjustments, but not all of the adjustments that would typically be made for quarterly and annual financial statements prepared in accordance with GAAP.  In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

Furthermore, the monthly information presented herein, has not been subjected to the same level of accounting review and testing that MLC historically applied in the preparation of its quarterly and annual financial information in accordance with GAAP.  Accordingly, the financial information herein is subject to change and any such change could be material.  The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or the full year and may not reflect MLC’s results of operation, net assets and cash flows in the future.

Accounting Requirements

The condensed combined financial statements herein have been prepared in accordance with the guidance in American Institute of Certified Public Accountants Statement of Position 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code” (SOP 90-7), which is applicable to companies operating under Chapter 11.  SOP 90-7 generally does not change the manner in which financial statements are prepared.  However, it does require that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.

Case No.:  09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2009
NOTES TO MONTHLY OPERATING REPORT

Basis of Accounting

The accompanying Monthly Operating Report has been prepared using the liquidation basis of accounting.  Assets are presented at estimated net realizable amounts based on the Debtors’ plans for liquidation.  Liabilities subject to compromise are presented at amounts expected to be allowed as claims and other liabilities are presented at amounts expected to be paid in settlement of the respective obligations.

Cash and Cash Equivalents

Cash and cash equivalents consist of U.S. Treasury Securities with original maturity dates of up to two years, with scheduled maturities corresponding to expected future cash requirements.

Property, Plant and Equipment

Property, plant and equipment are held for sale or disposal.  The estimated realizable values of property, plant and equipment are evaluated and adjusted based on the Debtors’ plans for disposition and available information regarding recoverable amounts.  Changes in estimated realizable values are recognized as reorganization items in the period they are identified.

Investments in Subsidiaries

 This Monthly Operating Report presents the Debtors’ combined net assets and results of operations.  The Debtors’ interests in subsidiaries, including controlled non-Debtor subsidiaries, are presented at estimated realizable values in liquidation.

Reorganization Items

The Monthly Operating Report presents expenses, gains and losses directly associated with the reorganization as reorganization items.  The amounts presented include professional fees associated with the reorganization, realized gains and losses from dispositions of assets, changes in the estimated net realizable values of assets and amounts expected to be allowed as claims.

Income Taxes

The Debtors expect that no income tax obligations will be incurred as a result of reorganization operations, disposal of assets or settlement of liabilities.  As a result, the Monthly Operating Report does not include current or deferred income taxes.

Case No.:  09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2009
NOTES TO MONTHLY OPERATING REPORT

Note 3 – DIP Facility

In connection with the closing of the GM Asset Sale, on July 10, 2009, the First Filed Debtors entered into an amended and restated DIP Facility (as restructured, amended and restated, the “Wind Down Facility”) with the U.S. Treasury and Export Development of Canada (collectively, the “DIP Lenders”).  The Wind Down Facility, which was approved by an order of the Bankruptcy Court, dated July 5, 2009 (Docket Number 2969), provides for loans in a principal amount of $1,175,000,000 (with interest paid in kind), all of which was drawn by the Debtors the day before the Closing Date.  The Wind Down Facility is non-recourse to the Debtors, and the obligations thereunder are secured by substantially all assets of the Debtors’ assets (other than the New GM Equity Interests and certain other assets that were excluded from the assets constituting collateral).  The Debtors currently expect that (i) the Wind Down Facility and the proceeds they recover from their remaining assets will be sufficient to pay the administrative expenses of winding down their estates and administering a chapter 11 plan and (ii) the proceeds of such asset sales will not be sufficient to pay down the Wind Down Facility in full.  Given the non-recourse nature of the Wind Down Facility, these two points together mean that it is expected that the only assets that will be available for distribution (not including the DIP Lenders) are the New GM Equity Interests and it is currently anticipated that all of the New GM Equity Interests will be available for distribution (not including the DIP Lenders).  However, if the Wind Down Facility and the proceeds of the asset sales are insufficient to pay the administrative expenses of winding down the Debtors’ estates and administering a chapter 11 plan, the Debtors will have to use the New GM Equity Interests to pay such expenses.

Interest expense accrues quarterly and is paid in kind on the first business day of September, December, March and June.  Approximately $14,962,000 of interest was paid in kind on December 1, 2009.  Accrued interest payable is included in other accrued liabilities on the statement of net assets.

Total debtor in possession financing and accrued interest payable outstanding at December 31, 2009 were approximately $1,198,775,000 and $4,995,000 respectively.

Case No.:  09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2009
NOTES TO MONTHLY OPERATING REPORT

Note 4 - Liabilities Subject to Compromise

As a result of the chapter 11 filings, the Debtors’ pre-petition indebtedness is subject to compromise or other treatment under a chapter 11 plan.  SOP 90-7 requires that pre-petition liabilities subject to compromise be reported at the amounts expected to be allowed as claims, even if they may be settled for lesser amounts.  The amounts currently classified as liabilities subject to compromise represent the Debtors’ estimate of known or potential pre-petition claims to be addressed in connection with these chapter 11 cases.  Such claims remain subject to further adjustments resulting from, among other things, objections to claims, negotiations with creditors, rejection of executory contracts and unexpired leases, and orders of the Bankruptcy Court.

On November 12, 2009, the Bankruptcy Court approved a settlement agreement with certain labor unions and New GM.  The following labor unions accepted the settlement (“Participating Splinter Unions”):
·	IUE-CWA
·	USW
·	International Brotherhood of Electrical Workers
·	Michigan Regional Council of Carpenters, Local 687 and Interior Systems, Local 1045
·	International Brotherhood of Painters & Allied Trades of the U.S. and Canada, Sign & Display Union Local 59
·	International Union of Operating Engineers
·	United Catering Restaurant Bar & Hotel Workers

To date, the  International Association of Machinists and Aerospace Workers , the International Brotherhood of Teamsters and the International Brotherhood of Boilermakers have not accepted the settlement agreement (“Non-Participating Splinter Unions”).  Under the terms of the settlement, MLC has agreed to fund up to $100 million of administrative expenses for costs incurred for health benefit claims incurred on and after July 10, 2009 through December 31, 2009.  All excess costs and costs incurred after December 31, 2009, shall be the responsibility of New GM whether or not those excess costs relate to Participating Splinter Unions or Non-Participating Splinter Unions.

The settlement also grants the Participating Splinter Unions an allowed prepetition unsecured claim in the amount of $1.0 billion to fully settle, satisfy and discharge all claims against MLC and its affiliates and former and present officers and directors.  As a result of the settlement, liabilities subject to compromise relating to union obligations were reduced by $2.5 billion and a corresponding gain on claim settlement was recorded to reorganization items (See Note 5) in the condensed statements of operations.

The “unsecured bond debt,” as described in the table below, includes an approximate $1.0 billion liability relating to MLC’s guarantee of the 8.375% Notes due December 7, 2015 and the 8.875% Notes due July 10, 2023 (collectively, the “Nova Scotia Notes”) issued by MLC’s subsidiary, General Motors Nova Scotia Finance Company (“GM Nova Scotia”).  Any potential liabilities MLC may owe to GM Nova

Case No.:  09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2009
NOTES TO MONTHLY OPERATING REPORT

Scotia under Nova Scotia law as a result of an insolvency order in respect of GM Nova Scotia having been approved by the Nova Scotia Supreme Court on October 9, 2009, including potential liabilities related to

GM Nova Scotia liabilities under (i) the Nova Scotia Notes or (ii) any transaction made pursuant to that certain ISDA Master Agreement dated as of October 15, 2001, as supplemented and modified by a Schedule, between GM Nova Scotia and MLC (which MLC assigned to New GM under the GM Asset Sale) are not included herein.

Any potential liabilities MLC may owe as a result of its guarantee of certain obligations of its subsidiary El-Mo Leasing III Corporation are also not included herein.

The amount shown as “environmental reserves” included in the table below has been reduced from the prior month based upon a review of owned sites and management’s assessment of remediation required and the estimated costs to complete.

Liabilities subject to compromise consist of the following:

December 31, 2009
(amounts in millions)

Unsecured bond debt	$28,356
Due to affiliates	101
Accounts payable	23
Environmental reserves	396
Union obligations	1,000
Workers' compensation	70
Litigation and product liability	1,637
Other accrued liabilities	549

Liabilities subject to compromise	$32,132

Note 5 - Reorganization Items

SOP 90-7 requires that reorganization items, such as professional fees directly related to the process of reorganizing under Chapter 11 and provisions and adjustments to reflect the carrying value of certain pre-petition liabilities at their estimated allowable claim amounts, be reported separately.  The Debtors’ reorganization items for the month ended December 31, 2009 and the period July 10, 2009 through December 31, 2009 relate to professional fees, adjustments to liabilities subject to compromise (See Note 4) and adjustments to assets and liabilities in accordance with the MSPA.

Note 6 - Post-petition accounts payable

The Debtors believe that all undisputed post-petition accounts payable have been or are being paid under agreed payment terms and the Debtors intend to continue paying all undisputed post-petition obligations as they become due.

Case No.:  09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2009

SUMMARY OF MONTHLY DISBURSEMENTS
(Unaudited in thousands of U.S. Dollars)

Month Ended
Legal Entity	December 31, 2009

Motors Liquidation Company (f/k/a General Motors Corporation)[A]	$48,421
MLCS, LLC	-
MLCS Distribution Corporation	-
MLC of Harlem, Inc.	-
Remediation and Liability Management Company, Inc.	168
Environmental Corporate Remediation Company, Inc.	73
Total disbursements	$48,662

[A] - Disbursements include payments made by NewGM on behalf of MLC.

United States Bankruptcy Court for the Southern District of New York
In re: Motors Liquidation Company, et al.
Case No.: 09-50026 (REG) (Jointly Administered)

Case No.:  09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2009

PAYMENTS TO INSIDERS (Unaudited in thousands of U.S. Dollars)

			Month Ended
Last Name	First Name	Type of Payment	December 31, 2009

Holden	James P.	Out-of-pocket expense reimbursement	$1

Total payments to insiders			$1

Note:  The Monthly Operating Report for the period ended November 30, 2009, the numbers across from the insiders' names ($636 and $877) reflect the actual dollars paid to each insider and are not presented in thousands of dollars (as stated in the parenthetical header).  As such, the actual payments made to those insiders were $636 and $877.

United States Bankruptcy Court for the Southern District of New York
In re: Motors Liquidation Company, et al.
Case No.: 09-50026 (REG) (Jointly Administered)

Case No.:  09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2009
SCHEDULE OF PROFESSIONAL FEES PAID
(Unaudited in thousands of U.S. Dollars)

Month Ended
Retained Professional	December 31, 2009

AP Services, LLC	$8,455
Garden City Group	1,224
Kramer Levin Naftalis & Frankel LLP	677
FTI Consulting, Inc.	456
LFR, Inc.	257
Brownfield Partners, LLC	78
Butzel Long, PC	35
Baker & McKenzie	23
Jenner & Block LLP	9
Jones Day	4

Total professional fees paid	$11,218

United States Bankruptcy Court for the Southern District of New York
In re: Motors Liquidation Company, et al.
Case No.: 09-50026 (REG) (Jointly Administered)

Case No.:  09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2009

SCHEDULE OF RETAINERS PAID TO PROFESSIONALS (Unaudited in thousands of U.S. Dollars)

Retained Professional	Balance as of December 31, 2009

AP Services LLC	$19,552
Weil, Gotshal & Manges LLP	5,900
Honigman Miller LLP	574
Jenner & Block LLP	385

Total outstanding retainers paid to professionals	$26,411

United States Bankruptcy Court for the Southern District of New York
In re: Motors Liquidation Company, et al.
Case No.: 09-50026 (REG) (Jointly Administered)

Case No.:  09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2009

STATUS OF POST-PETITION TAXES PAID
(Unaudited in thousands of U.S. Dollars)

Month Ended
December 31, 2009
State and Local

Withholding [A]	$7
Real and personal property	3

Total State and Local Taxes	10

Total post-petition taxes paid	10

[A]
All state and local withholding payments during the reporting period were made by New GM on behalf of Motors Liquidation Company.  MLC anticipates reimbursing these amounts according to the terms of the TSA.

United States Bankruptcy Court for the Southern District of New York
In re: Motors Liquidation Company, et al.
Case No.: 09-50026 (REG) (Jointly Administered)

Case No.:  09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED
DECEMBER 31, 2009

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “ Yes ” , provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?	X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?		X
7	Are any post-petition receivables (accounts, notes or loans) due from related parties?	X
8	Are any post-petition payroll taxes past due?		X
9	Are any post-petition State or Federal income taxes past due?		X
10	Are any post-petition real estate taxes past due?		X
11	Are any other post-petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post-petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post-petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X

Notes:
[1] - Certain de minimis assets have been sold outside the ordinary course of business during this reporting period pursuant to the Order Pursuant to 11 U.S.C. §§ 105 and 363 (A) Establishing Procedures for the Disposition of De Minimis Assets, and (B) Authorizing the Debtors to (i) Pay Related Fees, and (ii) Assume, Assume and Assign, or Reject Related Executory Contracts or Unexpired Leases, dated August 18, 2009 [Docket No. 3830] (the “De Minimis Asset Sale Order”).  Pursuant to the De Minimis Asset Sale Order, the Debtors are required to file quarterly reports listing certain assets sold thereunder.  On January 31, MLC filed a quarterly report covering the period October 1, 2009 through December 31, 2009.  An amended quarterly report for the same period was filed on February 5.

[7] - Post-petition receivables due from affiliates were the result from ordinary course of business transactions during August 2009 with REALM, ENCORE and GM Strasbourg (a direct subsidiary of MLC).  REALM and ENCORE subsequently filed chapter 11 petitions on October 9, 2009.  These receivables have been eliminated in the Condensed Combined Debtors-in-Possession Statement of Net Assets.

[15] - The Debtors entered into the Wind Down Facility with the DIP Lenders in connection with the closing of the GM Asset Sale. All loan proceeds were received on July 10, 2009.

Case No.:  09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2009
CONDENSED COMBINING DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS
FOR THE MONTH ENDED DECEMBER 31, 2009
(Unaudited in thousands of U.S. Dollars)

Case Number:	09-50026	09-50027	09-50028	09-13558	09-50029	09-50030
	Motors Liquidation Company	MLCS, LLC	MLCS Distribution Corporation	MLC of Harlem, Inc.	Remediation and Liability Management Company, Inc.	Environmental Corporate Remediation Company, Inc.	Eliminations	Combined Debtors

Rental income	$1,613	$-	$-	$-	$-	$-	$-	$1,613

Selling, administrative and other expenses	1,992	-	-	-	483	412	-	2,887

Operating loss	(379)	-	-	-	(483)	(412)	-	(1,274)

Interest expense	5,159	-	-	-	-	-	-	5,159
Interest income	(370)	-	-	-	-	-	-	(370)

Loss before reorganization items and income taxes	(5,168)	-	-	-	(483)	(412)	-	(6,063)

Reorganization items (gain) / loss	(38,470)	-	-	-	8,651	4,148	-	(25,671)

Income before income taxes	33,302	-	-	-	(9,134)	(4,560)	-	19,608

Income taxes	-	-	-	-	-	-	-	-

Net income (loss)	33,302	$-	$-	$-	$(9,134)	$(4,560)	$-	19,608

Case No.:  09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2009
CONDENSED COMBINING DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS
FOR THE PERIOD JULY 10, 2009 THROUGH DECEMBER 31, 2009
(Unaudited in thousands of U.S. Dollars)

Case Number:	09-50026	09-50027	09-50028	09-13558	09-50029	09-50030
	Motors Liquidation Company	MLCS, LLC	MLCS Distribution Corporation	MLC of Harlem, Inc.	Remediation and Liability Management Company, Inc.	Environmental Corporate Remediation Company, Inc.	Eliminations	Combined Debtors

Rental income	$11,171	$-	$-	$-	$-	$-	$-	$11,171

Selling, administrative and other expenses	108,076	-	-	-	2,105	1,605	-	111,786

Operating loss	(96,905)	-	-	-	(2,105)	(1,605)	-	(100,615)

Interest expense	28,769	-	-	-	-	-	-	28,769
Interest income	(1,748)	-	-	-	-	-	-	(1,748)

Loss before reorganization items and income taxes	(123,926)	-	-	-	(2,105)	(1,605)	-	(127,636)

Reorganization items (gain) / loss	(1,469,748)	-	-	-	8,651	4,148	-	(1,456,949)

Income before income taxes	1,345,822	-	-	-	(10,756)	(5,753)	-	1,329,313

Income taxes	-	-	-	-	-	-	-	-

Net income (loss)	$1,345,822	$-	$-	$-	$(10,756)	$(5,753)	$-	1,329,313

Case No.:  09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2009
CONDENSED COMBINING DEBTORS-IN-POSSESSION STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 2009
(Unaudited in thousands of U.S. Dollars)

	09-50026	09-50027	09-50028	09-13558	09-50029	09-50030
	Motors Liquidation Company	MLCS, LLC	MLCS Distribution Corporation	MLC of Harlem, Inc.	Remediation and Liability Management Company, Inc.	Environmental Corporate Remediation Company, Inc.	Eliminations	Combined Debtors
Assets:

Cash and cash equivalents	$999,288	$-	$-	$-	$104	$1,632	$-	$1,001,024
Due from affiliates	3,100	-	-	-	-	-	(3,100)	-
Prepaid expenses	4,398	-	-	-	-	-	-	4,398
Other current assets	26,411	-	-	-	-	-	-	26,411

Total current assets	1,033,197	-	-	-	104	1,632	(3,100)	1,031,833

Property, plant and equipment
Land and building	76,014	-	-	-	5,465	-	-	81,479
Machinery and equipment	47,438	-	-	-	-	-	-	47,438

Total property, plant and equipment	123,452	-	-	-	5,465	-	-	128,917

Investment in GMC	-	-	-	-	-	-	-	-
Investments in subsidiaries	330	-	-	-	-	-	-	330
Restricted cash	89,600	-	-	-	-	-	-	89,600

Total assets	$1,246,579	$-	$-	$-	$5,569	$1,632	$(3,100)	$1,250,680

Liabilities:

Debtor-in-possession financing	$1,198,775	$-	$-	$-	$-	$-	$-	$1,198,775

Accounts payable	4,479	-	-	-	999	800	-	6,278
Due to GM LLC	1,091	-	-	-	-	-	-	1,091
Accrued payroll and employee benefits	572	-	-	-	-	-	-	572
Accrued sales, use and other taxes	895	-	-	-	-	-	-	895
Accrued professional fees	32,147	-	-	-	-	-	-	32,147
Other accrued liabilities	6,798	-	-	-	-	-	-	6,798

Total current liabilities	1,244,757	-	-	-	999	800	-	1,246,556

Liabilities subject to compromise	32,094,605	-	-	-	33,672	7,635	(3,100)	32,132,812
Total liabilities	33,339,362	-	-	-	34,671	8,435	(3,100)	33,379,368
Net assets (liabilities)	$(32,092,783)	$-	$-	$-	$(29,102)	$(6,803)	$-	$(32,128,688)

Case No.:  09-50026 (REG) (Jointly Administered)